UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported)   March 28, 2008
                                                         -------------------


                         First National Bancshares, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


                                 South Carolina
                                 --------------
                 (State or other jurisdiction of incorporation)


              000-30523                                  58-2466370
              ---------                                  ----------
      (Commission File Number)                 (IRS Employer Identification No.)


 215 North Pine Street, Spartanburg, S.C.                   29302
 ----------------------------------------                   -----
 (Address of principal executive offices)                 (Zip Code)


                                 (864) 948-9001
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 8.01         Other Events

On March 28, 2008, First National Bancshares, Inc. announced the merger consideration elections by Carolina National Corporation shareholders. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits

(d)      Exhibits

         The following exhibit is filed as part of this report:

Exhibit
Number          Description
------          -----------

99.1            Press Release of First National Bancshares, Inc. dated March 28,
                2008.

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FIRST NATIONAL BANCSHARES, INC.

                                            By:  /s/ Kitty B. Payne
                                               ---------------------------------
                                            Name  Kitty B. Payne
                                            Title: EVP & Chief Financial Officer

Dated:  March 28, 2008

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


                                  EXHIBIT INDEX

Exhibit Number         Description

99.1              Press Release of First National  Bancshares,  Inc. dated March
                  28, 2008.

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